WILSHIRE MUTUAL FUNDS, INC.
                           (the "Company")

                  Supplement dated October 14, 2004
               to the Prospectus of the Investment and
              Institutional Class Shares of the Company
                          dated May 1, 2004

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to the Company's Investment Advisory Agreement with Wilshire Associates Incorporated ("Wilshire"), previously approved by shareholders of the Company, Wilshire and the Board of Directors (the "Board") of the Company may employ and terminate sub-advisers without stockholder approval. On September 8, 2004, the Board unanimously approved termination of the sub-advisory agreements with Putnam Advisory Company, LLC ("Putnam") and Grantham, Mayo, Van Otterloo & Co., LLC ("GMO"), sub-advisers to the Large Company Growth Portfolio (the "LCG
Portfolio"), effective September 30, 2004.   At the same meeting,
the Board approved the appointment of Goldman Sachs Asset Management ("GSAM") and Transamerica Investment Management, LLC ("TIM") as new sub-advisers to the LCG Portfolio, effective September 30, 2004. The Board also approved the appointment of NWQ Investment Management Company, LP ("NWQ") as a new sub-adviser to the Small Company Value Portfolio (the "SCV Portfolio"), effective on such future date that management of the Company determines to be optimal.

Los Angeles Capital Management and Equity Research ("LA Capital") and Alliance Capital Management, LP will continue to provide sub-advisory services with respect to a portion of the Large Company Value Portfolio, and LA Capital will also continue as sub-adviser to the Small Company Growth Portfolio and the Wilshire 5000 Index Portfolio. Alliance Capital Management, LP ("Alliance") will continue to provide sub-advisory services to a portion of the Large Company Value Portfolio.

As a result of these changes, all references to Putnam and GMO in the Prospectus and Statement of Additional Information should be deleted.

THE FOLLOWING INFORMATION REGARDING GSAM, TIM AND NWQ SHOULD BE
ADDED TO THE SECTION OF THE PROSPECTUS ENTITLED "MORE INFORMATION
ABOUT INVESTMENTS AND RISKS" ON PAGE 16.

Goldman Sachs Asset Management

GSAM seeks a diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. GSAM's strategy emphasizes a company's growth prospects in analyzing equity investments to be purchased. Investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. GSAM's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Transamerica Investment Management, LLC

In pursuit of growth of capital, TIM's large-cap growth portfolios invest in a select number of first-in-class companies as determined by the companies' own strong fundamentals. Companies must also be well positioned to benefit from change but not highly valued relative to the inherent opportunity. Large cap growth portfolios seek holdings with distinct competitive advantages sustainable over five to ten years, prudent, visionary management that acts in the best interest of shareholders, high levels of discretionary cashflow and high returns on capital.
TIM seeks to identify value-creating trends early, before the market in general does. TIM's philosophy centers on the belief that the market favors companies that invest at returns above their cost of capital over the long run. These companies are creating value for their shareholders regardless of share price volatility and can outperform the market over long periods of time.

In order to maximize the potential for gain, TIM may make meaningful investments (positions may be 3% to 4% of assets) in individual companies that have been vetted by the proprietary research process. TIM believes that building concentrated portfolios allows TIM to invest only in companies about which it has the strongest convictions and permits TIM to devote more attention to each issue in the portfolio as it evolves.

NWQ Investment Management Company, LP

NWQ's Small Cap Value philosophy is to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. The success of each company is based upon its own merits and catalyst rather than being dependent on market movement or the success of a specific industry. Investment decisions are made on an opportunistic basis, capitalizing on situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess very positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ's stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies. Special situation stocks, including American Depository Receipts, are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and a high level of conviction in the catalyst that NWQ expects to drive investment results, NWQ selects approximately 40-70 securities for its portfolio.

THE FOLLOWING INFORMATION REGARDING GSAM, TIM AND NWQ SHOULD BE
ADDED TO THE SECTION OF THE PROSPECTUS ENTITLED "INVESTMENT SUB-
ADVISERS" ON PAGE 20.

GSAM
Wilshire has entered into a sub-advisory agreement with GSAM, effective September 30, 2004, to manage a portion of the LCG Portfolio, subject to the supervision of Wilshire and the
Company's Board of Directors.   GSAM's portion of the LCG
Portfolio will be managed by GSAM's Global Quantitative Equity Team ("GQET") headed by Robert C. Jones and Melissa R. Brown. Robert C. Jones, CFA is a Managing Director and Chief Investment Officer and Melissa R. Brown, CFA is Senior Portfolio Manager of GSAM. Mr. Jones brings over 20 years of investment experience to his work in managing the GQET. He developed the original model and investment process for GQE in the late 1980s, and has been responsible for overseeing their continuing development and evolution ever since. Ms. Brown is the senior portfolio manager responsible for U.S. portfolios for the GQET. She has over 20 years' experience in the industry. For the 15 years prior to joining Goldman in 1998, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop, and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005, and as of June 30, 2004, managed approximately $375.8 billion in assets.

TIM
Wilshire has entered into a sub-advisory agreement with TIM, effective September 30, 2004, to manage a portion of the LCG Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Day to day management of TIM's portion of the LCG Portfolio is the responsibility of portfolio manager Jeffery S. Van Harte, CFA. Mr. Van Harte is Executive Vice President and Head of Equity Investments at TIM. He is the Lead Manager for the Transamerica Premier Equity Fund and also manages sub-advised funds and institutional separate accounts in TIM's large growth discipline. He has served as Lead Manager of the Transamerica Large Growth strategy since April of 1984. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980 and has 24 years of investment experience. TIM is located at 1150 South Olive St., 27th Floor, Los Angeles, California 90015, and as of June 30, 2004, managed approximately $19 billion in assets.

NWQ
Wilshire will enter into a sub-advisory agreement with NWQ, on such future date that management of the Company determines to be optimal, to manage a portion of the SCV Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors.
Jon D. Bosse, CFA and Phyllis G. Thomas, CFA are co-portfolio managers of NWQ's portion of the Portfolio. Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment
Management Company where, in addition to managing a value-oriented fund, he was Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance. Ms. Thomas joined NWQ in 1990, and previously managed institutional portfolios for the Boston Company and Standard Investment Management Company. NWQ is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, and as of June 30, 2004, managed approximately $20.9 billion in assets.



              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                WITH THE PROSPECTUS OF THE COMPANY
                      FOR FUTURE REFERENCE.